March 22, 2001                          EXHIBIT 21.1

          Company                                                 Jurisdiction
--------------------------------------------------------------------------------

     AGC Bandwidth USA, Inc.                                      Delaware

     ALC Communications Corporation                               Delaware

     Ameritel Management, Inc.                                    Canada

     Asia Global Crossing Asia Pacific Commercial Ltd.            Hong Kong

     Asia Global Crossing Asia Pacific Limited                    Hong Kong

     Asia Global Crossing Development Co.                         Delaware

     Asia Global Crossing Hong Kong Limited                       Hong Kong

     Asia Global Crossing Ireland Limited                         Ireland

     Asia Global Crossing Japan Corporation                       Japan

     Asia Global Crossing Korea                                   Korea

     Asia Global Crossing Ltd.                                    Bermuda

     Asia Global Crossing Taiwan, Inc.                            Taiwan

     Atlantic Crossing Holdings Ltd.                              Bermuda

     Atlantic Crossing Holdings U.K. Limited                      England

     Atlantic Crossing II Ltd.                                    Bermuda

     Atlantic Crossing Ltd.                                       Bermuda

     Budget Call Long Distance, Inc.                              Delaware

     Business Networks of New York, Inc.                          New York

     Business Telemanagement, Inc.                                California

     DePue Communications, Inc.                                   Illinois

     EAC Japan Ltd.                                               Japan

     EAC UK Holdings Limited                                      United Kingdom

     East Asia Crossing Korea                                     Korea

     East Asia Crossing Ltd.                                      Bermuda

     East Asia Crossing Philippines, Inc.                         Philippines

     East Asia Crossing Singapore Pte. Ltd.                       Singapore

     East Asia Crossing Taiwan Inc.                               Taiwan

     Fairmount Cellular, Inc.                                     Georgia

March 22, 2001                          EXHIBIT 21.1

          Company                                                 Jurisdiction
--------------------------------------------------------------------------------

     Frontier Cable of Indiana, Inc.                              Indiana

     Frontier Cable of Mississippi, Inc.                          Mississippi

     Frontier Cable of Wisconsin, Inc.                            Wisconsin

     Frontier Cellular of Alabama, Inc.                           Alabama

     Frontier Communications - Midland, Inc.                      Illinois

     Frontier Communications - Prairie, Inc.                      Illinois

     Frontier Communications - Schuyler, Inc.                     Illinois

     Frontier Communications - St. Croix, Inc.                    Wisconsin

     Frontier Communications of Alabama, Inc.                     Alabama

     Frontier Communications of America, Inc.                     Delaware

     Frontier Communications of AuSable Valley, Inc.              New York

     Frontier Communications of Breezewood, Inc.                  Pennsylvania

     Frontier Communications of Canton, Inc.                      Pennsylvania

     Frontier Communications of DePue, Inc.                       Illinois

     Frontier Communications of Fairmount,  Inc.                  Georgia

     Frontier Communications of Georgia, Inc.                     Georgia

     Frontier Communications of Illinois, Inc.                    Illinois

     Frontier Communications of Indiana, Inc.                     Indiana

     Frontier Communications of Iowa, Inc.                        Iowa

     Frontier Communications of Lakeside, Inc.                    Illinois

     Frontier Communications of Lakewood, Inc.                    Pennsylvania

     Frontier Communications of Lamar County, Inc.                Alabama

     Frontier Communications of Michigan, Inc.                    Michigan

     Frontier Communications of Minnesota, Inc.                   Minnesota

     Frontier Communications of Mississippi, Inc.                 Mississippi

     Frontier Communications of Mondovi, Inc.                     Wisconsin

     Frontier Communications of Mt. Pulaski, Inc.                 Illinois

     Frontier Communications of New York, Inc.                    New York

March 22, 2001                          EXHIBIT 21.1

          Company                                                 Jurisdiction
--------------------------------------------------------------------------------

     Frontier Communications of Orion, Inc.                       Illinois

     Frontier Communications of Oswayo River, Inc.                Pennsylvania

     Frontier Communications of Pennsylvania, Inc.                Pennsylvania

     Frontier Communications of Rochester, Inc.                   Delaware

     Frontier Communications of Seneca-Gorham, Inc.               New York

     Frontier Communications of Sylvan Lake, Inc.                 New York

     Frontier Communications of the South, Inc.                   Alabama

     Frontier Communications of Thorntown, Inc.                   Indiana

     Frontier Communications of Viroqua, Inc.                     Wisconsin

     Frontier Communications of Wisconsin, Inc.                   Wisconsin

     Frontier Information Technologies Inc.                       Delaware

     Frontier InfoServices Inc.                                   Delaware

     Frontier Subsidiary Telco Inc.                               Delaware

     Frontier Telephone of Rochester, Inc.                        New York

     G.C. St. Croix Company,  Inc.                                Bermuda

     GC Dev. Co., Inc.                                            Delaware

     GC Landing Co. GmbH                                          Germany

     GC Pacific Landing Corp.                                     Delaware

     GC Pan European Crossing Belgie b.v.b.a.                     Belgium

     GC Pan European Crossing Denmark ApS                         Denmark

     GC Pan European Crossing Deutschland GmbH                    Germany

     GC Pan European Crossing Espana S.L.                         Spain

     GC Pan European Crossing France s.a.r.l.                     France

     GC Pan European Crossing Holdings B.V.                       Netherlands

     GC Pan European Crossing Italia s.r.l.                       Italy

     GC Pan European Crossing Luxembourg I S.a.r.l.               Luxembourg

     GC Pan European Crossing Luxembourg II S.a.r.l.              Luxembourg

March 22, 2001                          EXHIBIT 21.1

          Company                                               Jurisdiction
--------------------------------------------------------------------------------

     GC Pan European Crossing Nederland B.V.                    Netherlands

     GC Pan European Crossing Norge AS                          Norway

     GC Pan European Crossing Osterreich GmbH                   Austria

     GC Pan European Crossing Sverige A.b.                      Sweden

     GC Pan European Crossing Switzerland GmbH                  Switzerland

     GC Pan European Crossing UK Limited                        England

     GC SAC Argentina S.R.L.                                    Argentina

     GC UK Holding Limited                                      England

     GCT Pacific Holdings, Ltd.                                 Bermuda

     General Offshore (UK) Limited                              England

     Geoconference Limited                                      England

     Global Access Limited                                      Japan

     Global Crossing (Bidco) Limited                            England

     Global Crossing (Holdco) Limited                           England

     Global Crossing (UK) Internet Services Limited             England

     Global Crossing (UK) Telecommunications Limited            England

     Global Crossing (UK) Telecommunications Networks Limited   England

     Global Crossing Advanced Card Services, Inc.               Iowa

     Global Crossing Asia Holdings Ltd.                         Bermuda

     Global Crossing Bandwidth, Inc.                            California

     Global Crossing Billing, Inc.                              Michigan

     Global Crossing Communications International Limited       England

     Global Crossing Conferencing Limited (UK)                  England

     Global Crossing Conferencing-Canada, Ltd.                  Canada

     Global Crossing Danmark ApS                                Denmark

     Global Crossing Deutschland GmbH                           Germany

     Global Crossing Development Co.                            Delaware

     Global Crossing Employee Services Inc.                     Delaware

March 22, 2001                          EXHIBIT 21.1

          Company                                               Jurisdiction
--------------------------------------------------------------------------------

     Global Crossing Espana S.L.                                Spain

     Global Crossing Europe Limited                             England

     Global Crossing France SAS                                 France

     Global Crossing GlobalCenter Holdings, Inc.                Delaware

     Global Crossing Holdings II Ltd.                           Bermuda

     Global Crossing Holdings Ltd.                              Bermuda

     Global Crossing Holdings UK Limited                        England

     Global Crossing Holdings USA Inc.                          Delaware

     Global Crossing Intellectual Property, Ltd.                Bermuda

     Global Crossing Intermediate UK Holdings Limited           England

     Global Crossing International, Ltd.                        Bermuda

     Global Crossing Internet Dial-Up, Inc.                     Delaware

     Global Crossing Investments Ltd.                           Bermuda

     Global Crossing Ireland Limited                            Ireland

     Global Crossing Italia s.r.l.                              Italy

     Global Crossing Japan Corporation                          Asia

     Global Crossing Landing Holdings Ltd.                      Bermuda

     Global Crossing Landing Mexicana S. de R.L.                Mexico

     Global Crossing Local Services, Inc.                       Michgan

     Global Crossing Ltd.                                       Bermuda

     Global Crossing Management Services, Inc.                  Delaware

     Global Crossing Marketing (UK) Limited                     England

     Global Crossing Mexicana, S. de R.L. de C.V.               Mexico

     Global Crossing Nederland B.V.                             Netherlands

     Global Crossing Network Center (UK) Ltd                    England

     Global Crossing Network Center Ltd.                        Bermuda

     Global Crossing Norge AS                                   Norway

March 22, 2001                          EXHIBIT 21.1

          Company                                             Jurisdiction
--------------------------------------------------------------------------------

     Global Crossing North America, Inc.                      New York

     Global Crossing North American Holdings, Inc.            Delaware

     Global Crossing North American Networks, Inc.            Delaware

     Global Crossing Panama, Inc.                             S.Am/Mexico/Carrib

     Global Crossing Services Europe Limited                  England

     Global Crossing Services Ireland Limited                 Ireland

     Global Crossing Servicios, S. de R. L. de C. V.          Mexico

     Global Crossing Sverige AB                               Sweden

     Global Crossing Switzerland GmbH                         Switzerland

     Global Crossing Telecommunications, Inc.                 Michigan

     Global Crossing Telecommunications-Canada, Ltd.          Canada

     Global Crossing Telemanagement VA, LLC                   Virginia

     Global Crossing Telemanagement, Inc.                     Wisconsin

     Global Crossing USA Inc.                                 Delaware

     Global Crossing Venezuela B.V.                           Netherlands

     Global Crossing Ventures, Inc.                           Delaware

     Global Crossing Worldwide Customer Help Desk Canada Ltd. Canada

     Global Marine Cable Systems Pte Ltd                      Singapore

     Global Marine Systems (Americas) Inc                     Delaware

     Global Marine Systems (Bermuda) Ltd.                     Bermuda

     Global Marine Systems (Depots) Limited                   Canada

     Global Marine Systems (Federal) Inc                      Delaware

     Global Marine Systems (Guernsey) Limited                 Guernsey

     Global Marine Systems (Investments) Limited              England

     Global Marine Systems (Japan) Limited                    Japan

     Global Marine Systems Limited                            England

     Global Marine Systems Pension Trustee Limited            England

     GlobalCenter Japan Corporation                           Japan

March 22, 2001                          EXHIBIT 21.1

          Company                                             Jurisdiction
--------------------------------------------------------------------------------

     GlobalCenter Japan Holdings Ltd.                         Bermuda

     GMS Guernsey Pension Trustee Limited                     Guernsey

     GT Landing Corp.                                         Delaware

     GT Landing II Corp.                                      Delaware

     GT Netherlands B.V.                                      Netherlands

     GT U.K. Ltd.                                             England

     Harmstorf Submarine Systems Sdn Bhd                      Malaysia

     HNG Corp.                                                Delaware

     International Cableship Pte Ltd                          Singapore

     International Exchange Network GmbH                      Germany

     International Exchange Network SAS                       France

     International Exchange Network, Corp.                    Delaware

     International Exchange Networks (Mexico), S.A. de C.V.   Mexico

     International Exchange Networks Ltd.                     Delaware

     International Optical Network Limited                    England

     IPC Australia Pty Limited                                Australia

     IPC Communications, Inc.                                 Delaware

     IPC Funding Corp.                                        New York

     IPC Hong Kong                                            Hong Kong

     IPC Information Systems                                  England

     IPC Information Systems Asia Pacific, Limited            Hong Kong

     IPC Information Systems Canada, Inc.                     Canada

     IPC Information Systems Far East, Inc.                   Delaware

     IPC Information Systems, Inc.                            Delaware

     IPC Merger Sub, Inc.                                     Delaware

     IPC UK Holdings Limited                                  England

     IPC UK SPC Limited                                       England

March 22, 2001                          EXHIBIT 21.1

          Company                                             Jurisdiction
--------------------------------------------------------------------------------

     IXnet (Singapore) Pte Ltd                                Singapore

     IXnet Australia PTY Limited (f/k/a Saturn Global         Australia
     Network Services PTY Limited)

     IXNET do Brasil Comercio E Participacoes Ltda.           Brazil

     IXnet Hong Kong Ltd.                                     Hong Kong

     IXNet Japan K.K./ IXNet Japan Co., Ltd                   Japan

     IXnet Korea Ltd.                                         Korea

     IXNet South Africa                                       South Africa

     IXnet Switzerland                                        Switzerland

     IXNet Telecommunication Japan K.K.                       Japan

     IXnet UK Limited                                         England

     IXNET, Inc.                                              Delaware

     MAC Landing Corp.                                        Delaware

     Marine (Southampton) Limited                             England

     Marine Investments Limited                               England

     Mid-Atlantic Crossing Holdings Ltd.                      Bermuda

     Mid-Atlantic Crossing Holdings UK Ltd                    England

     Mid-Atlantic Crossing Ltd.                               Bermuda

     MXNet, Inc.                                              Delaware

     NTT World Engineering Marine Corporation                 Japan

     O.T. Cellular Telephone Company                          Illinois

     P T Macaser Indonesia                                    Indonesia

     PAC Landing Corp.                                        Delaware

     PAC Panama Ltd.                                          Bermuda

     Pacific Crossing Holdings Ltd.                           Bermuda

     Pacific Crossing Ltd.                                    Bermuda

     Pacific Crossing UK Ltd                                  England

     Pan American Crossing Holdings Ltd.                      Bermuda

March 22, 2001                          EXHIBIT 21.1

          Company                                             Jurisdiction
--------------------------------------------------------------------------------

     Pan American Crossing Ltd.                               Bermuda

     Pan American Crossing UK Ltd.                            England

     PC Landing Corp.                                         Delaware

     PCL Japan Ltd.                                           Japan

     Racal Telecommunications, Inc.                           Delaware

     SAC Brasil Holding Ltda.                                 Brazil

     SAC Brasil Ltda.                                         Brazil

     SAC Brazil (Backhaul) Ltd.                               Bermuda

     SAC Chile S.A.                                           Chile

     SAC Colombia Backhaul Ltda.                              Colombia

     SAC Colombia Ltda.                                       Colombia

     SAC Landing Corp.                                        Delaware

     SAC Panama Landing Ltd.                                  Bermuda

     SAC Panama, S.A.                                         Panama

     SAC Peru S.R.L.                                          Peru

     Saturn Employee Trustee (Jersey) Limited                 Jersey

     Saturn Global Network Services (UK) Ltd.                 England

     Saturn Global Network Services Holdings Limited          England

     Saturn Global Networks, Inc.                             New York

     Saturn Systems PTE Ltd.                                  Singapore

     SB Submarine Systems Company Limited                     China

     Schuyler Cellular, Inc.                                  Illinois

     SCS (Bermuda) Ltd.                                       Bermuda

     Sembawang Cable Depot Pte Ltd                            Singapore

     South American Crossing (Backhaul) Ltd.                  Bermuda

     South American Crossing (Subsea) Ltd.                    Bermuda

     South American Crossing Holdings (Backhaul) Ltd.         Bermuda

     South American Crossing Holdings (Subsea) Ltd.           Bermuda

March 22, 2001                          EXHIBIT 21.1

          Company                                             Jurisdiction
--------------------------------------------------------------------------------

     South American Crossing Holdings Ltd.                    Bermuda

     South American Crossing Ltd.                             Bermuda

     SubServ Limited                                          England

     SubServ Pro Limited                                      England

     System Programming and Network Computing, Inc.           Delaware

     US Crossing, Inc.                                        Delaware

     V Band Public Limited Company                            England

     Vibro-Einspultechnik Duker -und Wasserbau GmbH           Germany